BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated February 25, 2021

to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective March 1, 2021, Seth J. Timen will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

Accordingly, effective March 1, 2021, the table entitled “Loomis Sayles” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since July 2015
Seth J. Timen	Vice President, Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since March 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE